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                                                                    EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Loudeye Corp. (the "Company") on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jerold J. Goade, Jr., Chief Financial Officer and Vice President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-OxlEy Act of 2002, that to the best of my knowledge:

         1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the date of the financial statements contained therein.

/s/ Jerold J. Goade, Jr.
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Jerold J. Goade, Jr.
Chief Financial Officer and Vice President
November 13, 2003

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